                          DLJ MORTGAGE CAPITAL, INC.


                                      and


                              BNC MORTGAGE, INC.



                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT
                          Dated as of March __, 1998


                   FIXED AND ADJUSTABLE RATE MORTGAGE LOANS


================================================================================

                               TABLE OF CONTENTS
                               -----------------


SECTION 1.  Definitions...................................................   1
            -----------

SECTION 2.  Agreement to Purchase.........................................   6
            ---------------------

SECTION 3.  Conveyance of Mortgage Loans..................................   8
            ----------------------------

SECTION 4.  Late Payment Charges and Prepayment Charges;
            --------------------------------------------
                  Seller's Repurchase Right...............................  11
                  -------------------------

SECTION 5.  Examination of Mortgage Files and Due Diligence Review........  12
            ------------------------------------------------------

SECTION 6.  Representations, Warranties and Covenants of the Seller.......  13
            -------------------------------------------------------

SECTION 7.  Cure, Repurchase and Indemnity Obligations of the Seller......  15
            --------------------------------------------------------

SECTION 8.  Representations and Warranties of the Purchaser...............  16
            -----------------------------------------------

SECTION 9.  Closing.......................................................  17
            -------

SECTION 10. Closing Documents.............................................  18
            -----------------

SECTION 11. Information to be Provided by the Seller......................  18
            ----------------------------------------

SECTION 12. Indemnification...............................................  20
            ---------------

SECTION 13. Costs.........................................................  22
            -----

SECTION 14. Servicing.....................................................  22
            ---------

SECTION 15. Notices.......................................................  22
            -------

SECTION 16. Severability of Provisions....................................  23
            --------------------------

SECTION 17. Survival; Third Party Beneficiary.............................  23
            ---------------------------------

SECTION 18. Governing Law.................................................  23
            -------------

SECTION 19. Successors and Assigns........................................  23
            ----------------------

SECTION 20. Waiver........................................................  23
            ------

SECTION 21. Headings......................................................  24
            --------

                                                                           Page
                                                                           ----
SECTION 22. Intention of the Parties......................................  24
            ------------------------

SECTION 23. Counterparts..................................................  24
            ------------

SECTION 24. Further Assurances............................................  24
            ------------------

EXHIBIT 1   MORTGAGE LOAN SCHEDULE
EXHIBIT 2   OFFICERS' CERTIFICATE
EXHIBIT 3   FORM OF RESOLUTIONS
EXHIBIT 4   FORM OF OPINION LETTER OF COUNSEL TO THE SELLER
EXHIBIT 5   FORM OF CONFIRMATION LETTER
EXHIBIT 6   SELLER REPRESENTATIONS AND WARRANTIES
EXHIBIT 7   FORM OF CROSS RECEIPT
EXHIBIT 8   FORM OF ASSIGNMENT AND CONVEYANCE

                    MASTER MORTGAGE LOAN PURCHASE AGREEMENT
                    ---------------------------------------

         This Master Mortgage Loan Purchase Agreement ("Agreement"), dated as of March __, 1998, is made between DLJ Mortgage Capital, Inc., a Delaware corporation (the "Initial Purchaser" and the Initial Purchaser or any person or entity, if any, to which the Initial Purchaser has assigned its rights and obligations hereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns, the "Purchaser") and BNC Mortgage, Inc., a Delaware corporation (the "Seller").


                             PRELIMINARY STATEMENT

         The Seller has agreed to sell, and the Purchaser has agreed to purchase, from time to time certain fixed and adjustable rate, first lien residential mortgage loans pursuant to this Agreement. (The fixed rate mortgage loans and the adjustable rate mortgage loans are referred to herein as the "Fixed Rate Mortgage Loans" and the "Adjustable Rate Mortgage Loans," respectively, and are collectively referred to herein as the "Mortgage Loans.") Certain of the Adjustable Rate Mortgage Loans may be subject to negative amortization (each, a "Negative Amortization Mortgage Loan"), and certain of the Mortgage Loans may include a graduated payment period. The Mortgage Loans to be purchased hereunder will be identified on one or more Mortgage Loan Schedules (as defined herein), each such schedule to be annexed hereto as Exhibit 1 or a supplement thereto, as such schedule may be amended to reflect the Mortgage Loans accepted by the Purchaser pursuant to the terms of Section 5 hereof. The Mortgage Loans will be delivered as whole mortgage loans on one or more Closing Dates (as defined herein) and are expected to be transferred by or on behalf of the Purchaser as part of one or more Whole Loan Transfers or Pass-Through Transfers (each as defined herein) on or subsequent to the related Closing Dates.

         In consideration of the mutual agreements herein contained, the Purchaser and the Seller hereby agree as follows:


         SECTION 1. Definitions. Capitalized terms used herein and not otherwise
                    -----------
defined herein shall have the following meanings:

         "Assignment and Conveyance":  With respect to each Mortgage Loan, the
          -------------------------
assignment and conveyance of such Mortgage Loan from the Seller to the Purchaser or its designee, substantially in the form of Exhibit 8 annexed hereto.

         "Business Day": Any day other than a Saturday or Sunday or a day on
          ------------
which banking institutions and savings and loan associations in the states in which the principal places of business of the Seller, the Purchaser, the Servicer or the Custodian (each as defined herein) are located are authorized or obligated by law or executive order to be closed.

         "Certificates": The mortgage pass-through certificates to be issued in
          ------------
one or more series by a trust or trusts sponsored by the Purchaser or an affiliate of the Purchaser as part of a

Pass-Through Transfer, which certificates evidence an interest in some or all of the Mortgage Loans.

         "Closing Date":  With respect to each Mortgage Loan, the date specified
          ------------
in the related Confirmation Letter or such other date as shall be mutually acceptable to the parties hereto on which such Mortgage Loan is sold to the Purchaser pursuant to this Agreement.

         "Collateral Value":  The appraised value of a Mortgaged Property based
          ----------------
upon the lesser of (i) the appraisal (as reviewed and approved by the Seller) made at the time of the origination of the related Mortgage Loan, or (ii) the sales price of such Mortgaged Property at such time of origination. With respect to a Mortgage Loan the proceeds of which were used to refinance an existing mortgage loan, the appraised value of the Mortgaged Property based upon the appraisal (as reviewed and approved by the Seller) obtained at the time of refinancing.

         "Confirmation Letter":  With respect to the Mortgage Loans to be
          -------------------
included in any Mortgage Loan Package, a letter agreement between the Purchaser and the Seller, substantially in the form of Exhibit 5 annexed hereto and specifying the terms and conditions contemplated hereby and such other terms and conditions as the Purchaser and the Seller shall agree.

         "Custodian":  Bankers Trust Company of California, N.A. or any other
          ---------
custodian under a custody agreement among any custodian, the Seller and the Purchaser for the custody of the Mortgage Loans and the documents related thereto.

         "Cut-off Date":  With respect to each Mortgage Loan, the day specified
          ------------
as such in the related Assignment and Conveyance.

         "Gross Margin":  With respect to each Adjustable Rate Mortgage Loan,
          ------------
the fixed rate set forth in the related Mortgage Note to be added to the related Index on each Interest Rate Adjustment Date in accordance with the terms of such Mortgage Note to determine the Mortgage Rate for such Mortgage Loan.

         "Index":  With respect to each Adjustable Rate Mortgage Loan, the index
          -----
set forth in the related Mortgage Note to which the related Gross Margin is added on each Interest Rate Adjustment Date in accordance with the terms of such Mortgage Note to determine the Mortgage Rate for such Mortgage Loan.

         "Interest Rate Adjustment Date":  With respect to each Adjustable Rate
          -----------------------------
Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Rate is adjusted in accordance with the terms of the Mortgage Note.
The first Interest Rate Adjustment Date as to each Adjustable Rate Mortgage Loan is set forth in the Mortgage Loan Schedule.

         "Loan-to-Value Ratio":  As of any date, the fraction, expressed as a
          -------------------
percentage, the numerator of which is the principal balance of the related Mortgage Loan as of the date of determination and the denominator of which is the Collateral Value of the related Mortgaged Property.

         "Maximum Principal Amount":  With respect to each Negative Amortization
          ------------------------
Mortgage Loan, the amount set forth in the related Mortgage Note as the maximum principal amount thereunder.

         "Maximum Rate":  With respect to each Adjustable Rate Mortgage Loan,
          ------------
the amount set forth in the related Mortgage Note as the maximum interest rate to which the Mortgage Rate may be increased over the life of the Mortgage Loan as stated in the Mortgage Note.

         "Minimum Rate":  With respect to each Adjustable Rate Mortgage Loan,
          ------------
the amount set forth in the related Mortgage Note as the minimum interest rate to which the Mortgage Rate may be decreased over the life of the Mortgage Loan as stated in the Mortgage Note.

         "Mortgage":  The mortgage, deed of trust or other instrument creating a
          --------
first lien or a first priority ownership interest in either an estate in fee simple or a leasehold estate in real property securing a Mortgage Note, including all required riders, addenda or amendments thereto.

         "Mortgage Loan Package"  Each pool of Mortgage Loans sold on any
          ---------------------
Closing Date and listed on a Mortgage Loan Schedule attached to this Agreement on the Closing Date.

         "Mortgage Loan Schedule":  With respect to each Mortgage Loan Package,
          ----------------------
the schedule of Mortgage Loans annexed hereto as Exhibit 1 for the initial Closing Date or a supplement thereto for subsequent Closing Dates (as revised to reflect the Mortgage Loans accepted by the Purchaser pursuant to the terms of
Section 5 hereof), which shall set forth the following information with respect to each Mortgage Loan in such Mortgage Loan Package:


I.   the loan number and first and last name of the primary Mortgagor;

              (i) the street address, city, state and zip code of the Mortgaged Property;

              (ii) (A) if such Mortgage Loan is a Fixed Rate Mortgage Loan, the monthly payment and the Mortgage Rate set forth in the related Mortgage Note, (B) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the monthly payment and Mortgage Rate at origination;

              (iii) the maturity date;

              (iv)  the original principal balance;

              (v)   the first payment date;

              (vi) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the Index and the Gross Margin;

              (vii) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the first Interest Rate Adjustment Date, and if such Adjustable Rate Mortgage Loan is a Negative Amortization Mortgage Loan, the first Payment Adjustment Date;

              (viii) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the Periodic Rate Cap and if such Adjustable Rate Mortgage Loan is a Negative Amortization Mortgage Loan, the Payment Adjustment Cap and the initial payment date, if any, as to which the Payment Adjustment Cap shall no longer be applicable;

              (ix) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the Interest Rate Adjustment Date frequency, and if such Adjustable Rate Mortgage Loan is a Negative Amortization Mortgage Loan, the Payment Adjustment Date frequency;

              (x) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the Minimum Rate and the Maximum Rate, and if such Adjustable Rate Mortgage Loan is a Negative Amortization Mortgage Loan, the Maximum Principal Amount;

              (xi)    the unpaid principal balance as of the Cut-off Date;

              (xii) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, the Mortgage Rate as of the Cut-off Date;

              (xiii)  the occupancy status (primary, secondary or investor);

              (xiv)   the purpose of the Mortgage Loan;

              (xv)    the Collateral Value of the Mortgaged Property;

              (xvi)   the original term to maturity;

              (xvii) whether or not the Mortgage Loan provides for a principal prepayment penalty;

              (xviii) the credit grade of the Mortgagor;

              (xix)   the related Cut-off Date and Closing Date;

              (xx) a code indicating whether the Mortgaged Property is a one-family residence, a two- to four-family residence, a condominium unit or a unit in a planned unit development;

              (xxi)    the paid-through date as of the related Closing Date;

              (xxii) if the Mortgaged Property is a two- to four-family residence, the number of dwelling units in the Mortgaged Property;

              (xxiii) whether the Mortgagor has a leasehold interest or a fee simple interest in the Mortgaged Property;

              (xxiv) with respect to each Graduated Payment Mortgage Loan, the date on which the graduated payment periods terminate;

              (xxv) with respect to each Graduated Payment Mortgage Loan, the Mortgage Rates that are applicable to the initial payments under the Mortgage Loan;

              (xxvi) (A) whether the Mortgage Loan is a Fixed Rate Mortgage Loan or an Adjustable Rate Mortgage Loan, (B) if such Mortgage Loan is an Adjustable Rate Mortgage Loan, whether such Mortgage Loan is a Negative Amortization Mortgage Loan, and (C) if such Adjustable Rate Mortgage Loan is a Graduated Payment Mortgage Loan;

              (xxvii) A code indicating whether the related Mortgaged Property was subject at origination to financing that was subordinate to the lien of the Mortgage Loan; and

              (xxviii) A code indicating the underwriting category pursuant to which the Mortgage Loan was originated.

              Exhibit 1 shall be supplemented as of each Closing Date to reflect the addition of the Mortgage Loan Schedule for each related Mortgage Loan Package (as such schedule may be amended to reflect the Mortgage Loans accepted by the Purchaser pursuant to the terms of Section 5 hereof).

              "Mortgage Note": The note or other evidence of the indebtedness of
               -------------
a Mortgagor under a Mortgage Loan.

              "Mortgage Rate": With respect to each Mortgage Loan, the annual
               -------------
rate at which interest accrues on such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note in the case of an Adjustable Rate Mortgage Loan.

          "Mortgaged Property":  The real property, including all buildings,
           ------------------
structures, improvements or fixtures thereon and all appurtenances, water rights, privileges and benefits appertaining thereto, that is conveyed, pledged or mortgaged, or in which a security interest is granted, pursuant to a Mortgage, to secure the payment and performance of a Mortgage Loan.

          "Mortgagor":  The obligor or obligors on a Mortgage Note.
           ---------

          "Officers' Certificate":  A certificate signed by the Chairman of the
           ---------------------
Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the person on behalf of whom such certificate is being delivered.

          "Pass-Through Transfer":  The sale or transfer of some or all of the
           ---------------------
Mortgage Loans on one or more dates by the Purchaser or an affiliate of the Purchaser to a trust or trusts to be formed as part of a public offering or private placement of mortgage-backed securities.

          "Payment Adjustment Cap":  With respect to each Negative Amortization
           ----------------------
Mortgage Loan and each Payment Adjustment Date occurring prior to the initial payment date on which such cap is no longer applicable, the amount (expressed as a percentage) by which the monthly payment on such Negative Amortization Mortgage Loan due in the month preceding such Payment Adjustment Date is multiplied for purposes of calculating the maximum amount to which the monthly payment may be adjusted.

          "Payment Adjustment Date":  With respect to each Negative Amortization
           -----------------------
Mortgage Loan, the date set forth in the related Mortgage Note on which the amount of the monthly payment thereon is scheduled to change. The first Payment Adjustment Date as to each Negative Amortization Mortgage Loan is set forth in the Mortgage Loan Schedule.

          "Periodic Rate Cap":  With respect to each Adjustable Rate Mortgage
           -----------------
Loan and each Interest Rate Adjustment Date therefor, the maximum amount by which the related Mortgage Rate may increase (without regard to the Maximum
Rate) or decrease (without regard to the Minimum Rate) from the Mortgage Rate in effect immediately prior to such Interest Rate Adjustment Date.

          "REO Property":  A Mortgaged Property acquired through foreclosure or
           ------------
deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          "Whole Loan Transfer": Any sale or assignment of legal or beneficial
           -------------------
ownership interest in one or more of the Mortgage Loans by the Purchaser or an affiliate of the Purchaser to any person other than as part of a Pass-Through Transfer.

          SECTION 2.  Agreement to Purchase.  The Seller agrees to sell, and the
                      ---------------------
Purchaser agrees to purchase, Mortgage Loans from time to time. The Mortgage Loans to be included in any Mortgage Loan Package shall be identified on the related Mortgage Loan Schedule, as such schedule may be amended to reflect the Mortgage Loans accepted by the Purchaser on the related Closing Date pursuant to the terms of Section 5 hereof. Each Mortgage Loan Schedule shall be delivered to the Seller by the Purchaser not less than five (5) Business Days prior to the related Closing Date. The Purchaser shall notify the Seller and Servicer (as defined in Section
14) as to whether the Purchaser shall purchase the balances under the Mortgage Loans on an actual or scheduled basis. The Mortgage Loans to be included in any Mortgage Loan Package shall have an aggregate outstanding principal balance as of the close of business on the Cut-off Date of an amount specified in such Confirmation Letter (plus or minus 5% of such amount), or such other amount acceptable to the Purchaser as evidenced by the actual aggregate outstanding principal balance of such Mortgage Loans accepted by the Purchaser on such Closing Date. With respect to each Mortgage Loan that is purchased on a scheduled principal balance basis, the principal balance of such Mortgage Loan shall be determined after giving effect to any payments due on or before the Cut-off Date, whether or not received, and all principal prepayments received on or before the Cut-off Date (the "Scheduled Principal Balance"). With respect to each Mortgage Loan that is purchased on an actual principal balance basis, the principal balance of such Mortgage Loan shall be determined after giving effect to all payments of principal actually received on or before the Cut-off Date (the "Actual Principal Balance"). The sale of the Mortgage Loans to be included in any Mortgage Loan Package shall take place on the Closing Date.

          The purchase price for the Mortgage Loans included in any Mortgage Loan Package shall be equal to the purchase price percentage specified in the related Confirmation Letter multiplied by the aggregate outstanding Scheduled Principal Balance or Actual Principal Balance, as the case may be, thereof as of the close of business on the related Cut-off Date, together with interest accrued on such principal balance from the related Cut-off Date (in the case of any Mortgage Loan purchased on a scheduled basis) or the paid-through date of the Mortgage Loan (in the case of a Mortgage Loan purchased on an actual basis) to but not including the related Closing Date at the per annum rate specified in such Confirmation Letter. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the related Closing Date by or on behalf of the Purchaser, or as otherwise agreed by the Purchaser (or an affiliate thereof) and the Seller. In addition to the related purchase price, as additional consideration for the sale of the Mortgage Loans in any Mortgage Loan Package, DLJ Mortgage Capital, Inc. or an affiliated successor or assignee thereof, (the "Initial Purchaser") shall deliver to the Seller on the closing date of any related Pass-Through Transfer effected by the Initial Purchaser (i) a 100% percentage interest in the most subordinate class of Certificates issued in connection with such Pass-Through Transfer and (ii) a 99.99% percentage interest in the residual class of such Certificates if such residual class constitutes the most subordinate class, unless the Purchaser and the Seller agree that such ownership interests shall not be delivered to the Seller.

          With respect to each Mortgage Loan sold on a scheduled basis, the Purchaser shall be entitled to all scheduled principal payments due after the related Cut-off Date, all other payments of principal due and collected after such Cut-off Date, and all payments of interest on such Mortgage Loan, minus that portion of any such interest payment which is allocable to the period prior to such Cut-off Date. All scheduled payments of principal due on or before such Cut-off Date and collected after such Cut-off Date shall belong to the Purchaser (in the event actual balances are purchased) or the Seller (in the event scheduled balances are purchased), subject to the terms of the Whole Loan Financing Facility between the Seller and the Purchaser, dated as of March __, 1998 (the "Finance Facility"), together with the Pledge Agreement, Tri-Party Custodial Agreement and Interim Servicing Agreement related thereto.

          With respect to each Mortgage Loan sold on an actual basis, the Purchaser shall be entitled to all principal payments received after the related Cut-off Date and all payments of interest on such Mortgage Loan. All payments of principal received on or before such Cut-off Date shall belong to the Seller.

          The Purchaser shall have the right to transfer to any person all or a portion of its right, title and interest in and to each Mortgage Loan on or subsequent to the related Closing Date, and other rights and obligations under this Agreement with respect to such Mortgage Loan (except, in the case of any such transfer by the Initial Purchaser to an unaffiliated party, its rights under Section 11 and its right to indemnification and notice) as part of one or more Whole Loan Transfers or Pass-Through Transfers, as applicable, and the transferee thereof shall succeed to such right, title and interest and rights and obligations hereunder of the Purchaser with respect to such Mortgage Loan. With respect to any Mortgage Loan or related interest that has been so transferred, all references herein to the Purchaser shall be deemed to refer to the related transferee.

          SECTION 3.  Conveyance of Mortgage Loans.  With respect to the
                      ----------------------------
Mortgage Loans included in any Mortgage Loan Package, the Seller hereby agrees to transfer, assign, set over and otherwise convey to the Purchaser, without recourse but subject to the terms of this Agreement, on the related Closing Date, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the related Mortgage Loan Schedule as of such Closing Date. Each Mortgage Loan Schedule shall conform to the requirements of the Purchaser as set forth in this Agreement. Each Mortgage Loan Schedule shall be amended on the related Closing Date, if necessary, to reflect the Mortgage Loans accepted by the Purchaser on such Closing Date in accordance with Section 5 hereof. In connection with any such transfer and assignment, the Seller shall execute and deliver to the Purchaser an Assignment and Conveyance, substantially in the form of Exhibit 8 annexed hereto, with respect to the related Mortgage Loans and shall deliver, or cause to be delivered, to the Custodian or its designee, the documents or instruments specified below with respect to each such Mortgage Loan (each a "Mortgage File"). On or before the Closing Date for any such transfer and assignment, each of the related Mortgage Files shall have been delivered by the Seller to the Custodian and shall be held by the Custodian pursuant to the Tri-Party Custodial Agreement dated March __, 1998 (as amended, supplemented or otherwise modified from time to time, the "Custody Agreement"), among the Purchaser, the Seller and the Custodian, until the Custody Agreement is terminated as to the related Mortgage Loan.

          All Mortgage Files so delivered shall be held by the Custodian in escrow at all times prior to the related Closing Dates for the benefit of the Purchaser under the Custody Agreement. Each Mortgage File shall contain the following documents:

          (a) the original mortgage note, naming the Seller as the holder/payee thereof (or, if the Seller is not the original holder/payee thereof, bearing all endorsements necessary to evidence a complete and unbroken chain of endorsements from the original holder/payee to the Seller) and endorsed by the Seller "Pay to the order of __________, without recourse";

          (b) the original mortgage, security deed, deed of trust or other security instrument ("Mortgage"), naming the Seller as the "mortgagee" or "beneficiary" thereof (or, if the Seller is not the original mortgagee/beneficiary thereof, such Mortgage together with all assignments necessary to evidence a complete and unbroken chain of intervening assignments from the original mortgagee/beneficiary to the Seller) and bearing evidence that such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of the original of the recorded Mortgage, a duplicate or conformed copy of the Mortgage, together with a certificate of an officer of either (i) the Seller or (ii) a representative of the escrow company, title insurer or other closing agent certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located, or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appro priate governmental recording office of the jurisdiction where the Mortgaged Property is located);

          (c) an original assignment of the Mortgage executed at the direction of the Purchaser by the Seller, without recourse, to either (i) "Bankers Trust Company, as trustee," (ii) "Bankers Trust Company, as trustee for the holders of DLJ Mortgage Acceptance Corp. Mortgage Pass-Through Certificates," or (iii) in blank, with evidence of recording thereon (except with respect to any assignments of Mortgage that are delivered in blank) and the original of any intervening assignment or assignments of the Mortgage, including any warehousing assignment, necessary to evidence a complete and unbroken chain of assignments from the original mortgagee/beneficiary to the Seller and bearing evidence that each such instrument has been recorded in the appropriate jurisdiction where the Mortgaged Property is located (or, in lieu of any such original recorded assignment of Mortgage or any such original recorded intervening assignment of Mortgage, a duplicate or conformed copy of such assignment of Mortgage, together with a certificate of an officer of the Seller certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located, or a certificate of receipt from the recording office, certifying that such copy represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the juris diction where the Mortgaged Property is located);

          (d) the original lender's title insurance policy, or, if such policy has not been issued and if the Mortgage Loan was funded through a title insurance company or other comparable closing agent pursuant to closing instructions precluding the title insurance company or other comparable closing agent from funding until it is prepared to issue the required title insurance coverage, a copy of such closing instructions;

          (e) the original of any assumption, modification, extension or guaranty agreement;

          (f) the original or a copy of the preliminary title report (or equivalent thereof) on the Mortgaged Property; and

          (g) if the mortgage note, the Mortgage, any assignment of Mortgage or any other related document has been signed by a person on behalf of the mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign, or a duplicate or conformed copy of the power of attorney or other instrument, together with a certification of an officer of the Seller or of the applicable title insurance company, escrow company or other comparable closing agent certifying that such copy represents a true and correct copy of the original.

          The Seller shall, promptly upon receipt thereof, deliver to the Purchaser, or its designee, the original Mortgage or assignment, as the case may be, with evidence of recording indicated thereon, in each instance where a copy thereof certified by the Seller, escrow company, title insurer, other closing agent or the appropriate governmental recording office was delivered to the Purchaser or its designee. In the event the Seller cannot deliver any recorded Mortgage or assignment of Mortgage to the Purchaser or its assignee for any reason, the Seller shall deliver or cause to be delivered to the Purchaser or its assignee a photocopy of such Mortgage or assignment, as the case may be, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof. If a copy of the closing instructions has been delivered by the Seller in lieu of a title insurance policy, the Seller shall use its best reasonable efforts to deliver to the Purchaser, or its designee, the related title insurance policy within 120 days of the Closing Date. In the event that any document specified in paragraphs (a) through (e) and (g) above for any Mortgage Loan is not delivered to the Purchaser within 120 days following the related Closing Date, upon written request of the Purchaser the Seller shall repurchase such Mortgage Loan at a price equal to the sum of (i) 100% of the outstanding principal balance thereof, (ii) unpaid accrued interest thereon from the due date as to which interest was last paid by the Mortgagor to the first day of the month following the month of repurchase at a rate equal to the related Mortgage Rate, and (iii) all amounts advanced by the Servicer or any other person on the Mortgage Loan and not reimbursed together with unpaid Servicing Fees (as defined in the related Servicing Agreement).

Notwithstanding the foregoing, (i) the obligation of the Seller to deliver any document specified in (g) above shall be deemed to have been satisfied upon the delivery to the Purchaser of a duplicate or conformed copy of the power of attorney or other instrument that authorized and empowered any person to sign a mortgage note, Mortgage, assignment of Mortgage or any other related document, together with a certification of an officer of the Seller or of the applicable title insurance company, escrow company or other comparable closing agent certifying that such copy represents a true and correct copy of the original; and (ii) in the event that any original recorded document required to be delivered pursuant to paragraphs (b) or (c) above has not been delivered to the Purchaser within 120 days following the Closing Date due to circumstances that are not within the control of the Seller, the Seller shall deliver to the Purchaser, prior to the expiration of such 120 day period, an officer's certificate of the Seller which shall (A) identify the undelivered document, (B) state that the recorded document has not been delivered to the Purchaser due solely to circumstances that are not within the control of the Seller and identify such circumstances, and (C) state the date the document was delivered to the public recording office. In the event the Seller is unable to deliver such recorded document or a photocopy of such document certified by the appropriate county recorder's office to be a true and complete copy of the original thereof within 365 days following the Closing Date, upon written request of the Purchaser the Seller shall repurchase such Mortgage Loan at the repurchase price specified above.

          In the event that any assignment is lost or returned unrecorded because of a defect therein, the Seller shall prepare a substitute assignment or cure such defect and record such cured or substituted assignment, at the expense of the Seller, in accordance with this Section 3. The Seller shall also pay the fees of the Custodian (or its designee) incurred in connection with the removal and replacement of any assignment of Mortgage delivered for recording, as well as the fees of the Custodian (or its designee) incurred in connection with the addition of any title insurance policy or recorded Mortgage to the related Mortgage File.

          With respect to any Whole Loan Transfer by the Initial Purchaser, the Seller shall, promptly upon the request of the Initial Purchaser, deliver to the Custodian or its designee original assignments of the Mortgages for the related Mortgage Loans, without recourse and in blank, to be executed by either "Bankers Trust Company, as trustee," or "Bankers Trust Company, as trustee for the holders of DLJ Mortgage Acceptance Corp. Mortgage Pass-Through Certificates," as applicable, in recordable form and sufficient under the laws of the jurisdictions wherein the related Mortgaged Properties are located to reflect of record the sale of such Mortgages upon the completion of such assignments. The Seller shall use its best efforts to cause the Custodian or its designee to execute such assignments as provided in the preceding sentence and to deliver them in accordance with the Initial Purchaser's instructions. The Seller shall not be liable for the Custodian's or its designee's failure to timely execute and deliver any assignment as provided in this paragraph.

          Subsequent to a Whole Loan Transfer or Pass-Through Transfer by the Initial Purchaser, the Seller shall deliver to the Purchaser or its designee all original documents relating to the Mortgage Loans that have not previously been delivered to the Purchaser, an affiliate thereof or the Custodian in trust for the benefit of the Purchaser or any assignee, transferee or designee of the Purchaser, other than original documents required to be held by the Seller pursuant to applicable mortgage lending laws and rules and regulations of the jurisdiction in which the related Mortgaged Property is located (in lieu of which the Seller shall deliver photocopies), and any person's possession of any such documents on behalf of the Purchaser shall be at the will of the Purchaser and any documents held by the Servicer shall be for the sole purpose of servicing the related Mortgage Loan and such possession by such person shall be in a custodial capacity only. Upon sale of any Mortgage Loan by the Seller to the Purchaser hereunder, the ownership of the related Mortgage Note, the related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to such Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only. The Seller's records shall accurately reflect the sale of each Mortgage Loan to the Purchaser. In the event that any original document held by the Seller is required pursuant to the terms of this Section 3 to be a part of a Mortgage File, such document shall be delivered promptly to the Purchaser or its designee.

          SECTION 4.  Late Payment Charges and Prepayment Charges; Seller's
                      -----------------------------------------------------
Repurchase Right.  Any late payment charges or prepayment charges collected in
----------------
connection with any Mortgage Loan shall be retained by or paid to the Seller during any period that the Initial Purchaser is the owner of such Mortgage Loan. The Seller's right to late payment and prepayment charges on any Mortgage Loan shall terminate in the event of a Whole Loan Transfer thereof on a servicing released basis without payment of any additional consideration to the Seller. The Initial Purchaser shall have the right to purchase the Seller's right to the late payment and prepayment charges on the Mortgage Loans at a price mutually agreed upon by the Initial Purchaser and the Seller, and the payment for such right shall be included in the purchase price and paid on the related Closing Date. In addition, during the period the Initial Purchaser is the owner of any Mortgage Loan, the Seller shall have the option to purchase any related REO Property acquired or to be acquired for an amount equal to the unpaid principal balance of the related Mortgage Loan immediately prior to its conversion to an REO Property together with all accrued and unpaid interest thereon through the first day of the month following the month of repurchase and all unreimbursed expenses or advances in connection therewith, in each case as promptly as possible but in any event within thirty days following the later of (a) the date on which such Mortgage Loan becomes an REO Property and (b) the date on which the Servicer notifies the Seller that such Mortgage Loan has become an REO Property; provided that if the Seller does not purchase any two Mortgage Loans that become REO Properties as permitted above, the Seller shall thereafter have no right or option to purchase any additional REO Property as provided in this paragraph.

          Except to the extent otherwise agreed upon by the Seller, the agreement or agreements pursuant to which any Mortgage Loan is transferred as part of a Pass-Through Transfer by the Initial Purchaser shall provide that (i) any late payment charges or prepayment charges collected in connection with such Mortgage Loan shall be paid to the Seller and (ii) the

Seller shall have the option to purchase any related REO Property acquired or to be acquired as provided in the preceding paragraph subject to the limitation that if the Seller does not purchase any two Mortgage Loans which are subject to such Pass-Through Transfer and that become REO Properties as permitted above, the Seller shall thereafter have no right or option to purchase any additional REO Property or Mortgage Loan that becomes an REO Property sold in connection with such Pass-Through Transfer.

          SECTION 5.  Examination of Mortgage Files and Due Diligence Review.
                      ------------------------------------------------------
On or before the Closing Date related to each Mortgage Loan Package, the Seller shall (a) deliver or cause to be delivered to the Purchaser magnetic tapes acceptable to the Purchaser which contain such information about the Mortgage Loans in such Mortgage Loan Package as may be reasonably requested by the Purchaser, and (b) as directed by the Purchaser, either, deliver to the Purchaser or its designee, in escrow, or make available, or cause to be made available, for examination during normal business hours, all credit files, underwriting documentation and Mortgage Files relating to such Mortgage Loans. The Purchaser may reject any Non-Program Loan (as that term is defined in the Commitment Letter between the Purchaser and the Seller dated March __, 1998) offered for sale hereunder in its sole discretion. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit file, underwriting documentation or Mortgage File relating to any Mortgage Loan shall not affect the Purchaser's right to demand repurchase of such Mortgage Loan or other relief as provided under this Agreement.

          In addition to the foregoing examination of the Mortgage Files and related documents, the Seller agrees to allow the Initial Purchaser, or its designee, or any representative of any nationally recognized statistical rating agency rating the Certificates issued as part of any Pass-Through Transfer by the Initial Purchaser (a "Rating Agency"), to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and in the course of such examinations and audits, the Seller shall make available to the Initial Purchaser, or its designee, adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such review in all respects. The Seller agrees to provide the Initial Purchaser, its designee and any representative of a Rating Agency with all material information regarding the Seller (including its financial condition), and to provide access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements or other developments affecting the Seller. The Initial Purchaser shall, upon reasonable prior notice, also have the right to perform such examinations and audits or to obtain such material information regarding the Seller's financial condition and access to the officers described above following any Closing Date.

          The Seller understands and agrees that any information, including but not limited to financial information, regarding the status of the Seller with respect to any regulatory body or entity and information as to the loss and delinquency experience of loans originated or acquired by the Seller, obtained in the examination and review described in the foregoing paragraph may be disclosed in an Offering Circular (as defined herein); provided, however, that neither the Initial Purchaser nor any affiliate thereof assumes any responsibility with respect to such information.

          SECTION 6. Representations, Warranties and Covenants of the Seller. In
                     -------------------------------------------------------
order to induce the Purchaser to enter into this Agreement, the Seller hereby represents, warrants and covenants to the Purchaser that as of the date hereof and as of each Closing Date (or such other date specifically provided herein):

          (i) The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of California with full power and authority to carry on its business as presently conducted by it. The Seller had the full power and authority and legal right to originate or acquire the Mortgage Loans sold on such Closing Date. The Seller has the full power and authority and legal right to own the Mortgage Loans sold on such Closing Date and to transfer and convey such Mortgage Loans to the Purchaser and has the full power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Servicing Agreement and the Custody Agreement.

          (ii) This Agreement, each Servicing Agreement and the Custody Agreement have been duly and validly authorized, executed and delivered by the Seller, all requisite corporate action has been or will have been taken, and (assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) each constitutes or will constitute the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (iii) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

          (iii) Either (a) no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state laws, for the execution, delivery and performance of or compliance by the Seller with this Agree ment, each Servicing Agreement or the Custody Agreement, or the consummation by the Seller of any other transaction contemplated hereby or (b) such consent, approval, authorization or order has been obtained, or such registration, filing or notice has been made.

          (iv) Neither the transfer of the Mortgage Loans sold on such Closing Date to the Purchaser, nor the execution, delivery or performance of this Agreement, each Servicing Agreement or the Custody Agreement by the Seller, conflicts or will conflict with, or results or will result in a breach of, or constitutes or will constitute a default under (a) any term or provision of the documents governing the Seller's organization, or (b) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or is bound, or (c) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller, or results or will result in the creation or imposition of any lien, charge or encumbrance which, in any of the foregoing cases, would have a material adverse effect upon such Mortgage Loans or any documents or instruments evidencing or securing such Mortgage Loans.

          (v) The Seller has delivered to the Initial Purchaser audited consolidated financial statements as to its last complete fiscal year (if applicable) and its unaudited financial statements as of any later quarter ended more than ninety (90) days prior to the date hereof or such Closing Date, as applicable. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Seller, and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

          (vi) Except as have been previously disclosed in writing by the Seller, there are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened against the Seller before any court, administrative agency or other tribunal, which would reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of Certificates as part of any Pass-Through Transfer by the Initial Purchaser, the execution, delivery or enforceability of this Agreement, the Servicing Agreement or the Custody Agreement, or have a material adverse effect on the financial condition of the Seller.

          (vii) The information set forth on the Mortgage Loan Schedule related to each Mortgage Loan sold on such Closing Date is true and correct in all material respects.

          (viii) The Seller represents and warrants that each of the representations and warranties contained in Exhibit 6 annexed hereto and in the Assignment and Conveyance related to each Mortgage Loan sold, on such Closing Date is true and correct and the Seller shall restate such representations on the closing date of any related Whole Loan Transfer or Pass-Through Transfer by the Initial Purchaser in accordance with Section 11 hereof.

          (ix) The Seller covenants to (a) provide in a timely manner all of the information regarding itself and the Mortgage Loans sold on such Closing Date as the Initial Purchaser may reasonably request in connection with the preparation of any related Offering Circular, (b) fully cooperate with, and supply all information requested by a Rating Agency to the extent practicable, and (c) dedicate adequate personnel and resources as may be required to comply with all of the terms and conditions of this Agreement.

          (x) The Seller covenants with the Initial Purchaser that as of the date of any Offering Circular and as of the closing date for the related Whole Loan Transfer or Pass-Through Transfer, the information contained in such Offering Circular with respect to the Seller's Information (as defined in Section 12(a)) shall be true and accurate and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading.

          (xi) Other than in connection with solicitations or promotions directed at the general public, the Seller agrees that it shall not solicit the Mortgagor with respect to any Mortgage Loan for the purpose of refinancing such Mortgage Loan after the execution of the Confirmation Letter with respect to the Mortgage Loan.

          (xii) The Seller is, and at all times during the term of this Agreement shall remain a mortgagee approved by the Secretary of Department of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended.

          SECTION 7.  Cure, Repurchase and Indemnity Obligations of the Seller.
                      --------------------------------------------------------
Each of the representations, warranties and covenants contained in or required to be made pursuant to Section 6 or Section 11 of this Agreement shall survive the sale of the related Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the related Mortgage Notes and notwithstanding subsequent termination of this Agreement.
The representations, warranties and covenants contained in or required to be made pursuant to Section 6 or Section 11 of this Agreement shall not be impaired by any review or examination of the Mortgage Files or other documents evidencing or relating to the related Mortgage Loans or any failure on the part of the Purchaser to review or examine such documents and shall inure to the benefit of any transferee of such Mortgage Loans from the Purchaser or any affiliate thereof, including, without limitation, any transferee related to a Whole Loan Transfer or Pass-Through Transfer.

          Upon discovery of any defective document in a Mortgage File relating to a Mortgage Loan which materially and adversely affects the interests of the Purchaser, any affiliate thereof, any holder of the Mortgage Loan or any holders of Certificates representing an interest in the Mortgage Loan, the Purchaser or its assignee shall notify the Seller of such defect and request that the Seller cure such defect within 60 days from the date the Seller was notified of such defect. The Seller hereby covenants and agrees that if any such defect cannot be corrected or cured within such 60-day period, the Seller shall, not later than 90 days after its receipt of notice of such defect, repurchase the related Mortgage Loan at a price equal to the sum of (i) 100% of the outstanding principal balance thereof, (ii) unpaid accrued interest thereon from the due date as to which interest was last paid by the Mortgagor to the first day of the month following the month of repurchase at a rate equal to the related Mortgage Rate, (iii) all amounts advanced by the Servicer or any other person on the Mortgage Loan and not reimbursed together with unpaid Servicing Fees (as defined in the related Servicing Agreement) and (iv) all expenses reasonably incurred or to be incurred by or on behalf of the Purchaser in respect of the breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation (the sum of the amounts in clauses (i) through (iv), the "Repurchase Price").

          Within 90 days of the earlier of discovery by the Seller or receipt of notice by the Seller of a breach of any of the representations, warranties or covenants of the Seller set forth in or required to be made pursuant to Section 6 or Section 11 of this Agreement which materially and adversely affects the interests of the Purchaser, any affiliate thereof, any holder of the Mortgage Loan or the holders of the Certificates representing an interest in the Mortgage Loan, or to the extent that the Seller cannot restate as of the closing date of any related Whole Loan Transfer or Pass-Through Transfer by the Initial Purchaser any of the representations or warranties for any Mortgage Loan as set forth in Section 6 hereof or required by Section 11 hereof, the Seller shall either (i) cure such breach in all material respects or (ii) repurchase the related Mortgage Loan from the Purchaser at the Repurchase Price.

          In addition to such cure and repurchase obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in Section 6 or Section 11 hereof.

          It is understood and agreed that solely with respect to a defective document or a breach of the Seller's representations and warranties with respect to a Mortgage Loan which materially and adversely affects the interests of the Purchaser, any affiliate thereof, any holder of the Mortgage Loan or the holders of the Certificates representing an interest in the Mortgage Loan, the obligations of the Seller set forth in this Section 7 to cure or repurchase a defective Mortgage Loan and to indemnify the Initial Purchaser as provided in this Section 7 and in Section 12 hereof constitute the sole remedies of the Purchaser or its assignee; provided that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty herein.

          The Repurchase Price for any repurchased Mortgage Loan shall be payable to the Purchaser or its assignee by wire transfer of immediately available funds to the account designated by the Purchaser, and the Purchaser or its assignee, upon receipt of such funds, shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to any Mortgage Loan released pursuant hereto.

          SECTION 8.  Representations and Warranties of the Purchaser.  In order
                      -----------------------------------------------
to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller that as of the date hereof and as of each Closing Date:

          (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it. The Purchaser has the full power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite corporate action has been or will have been taken, and (assuming the due authorization, execution and delivery hereof by the other parties hereto) consti tutes or will constitute a valid, legal and binding agreement of the Purchaser, enforceable in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (iii) public policy consider ations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws.

          (iii) Either (a) no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state laws, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any other transaction contemplated hereby or
(b) such consent, approval, authorization or order has been obtained, or such registration, filing or notice has been made.

          (iv) The execution, delivery or performance of this Agreement by the Purchaser does not conflict or will not conflict with, or does not result or will not result in a breach of, or does not constitute or will not constitute a default under (a) any term or provision of the documents governing the Purchaser's organization, or (b) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or is bound, or (c) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser.

          (v) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, which would reasonably be expected to adversely affect the transfer of the Mortgage Loans sold on such Closing Date, the execution, delivery or enforceability of this Agreement or have a material adverse effect on the financial condition of the Purchaser.

          SECTION 9.  Closing.  The closing of the sale of the Mortgage Loans to
                      -------
be purchased on each Closing Date shall be held at the offices of Thacher Proffitt & Wood, located at Two World Trade Center, New York, New York, at 10:00 A.M., New York time (or such other place and time as the Purchaser and the Seller shall agree), on such Closing Date, and such closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller and the Purchaser shall be true and correct in all material respects as of such Closing Date;

          (b) All Closing Documents specified in Section 10 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser and the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered pursuant to Section 3 of this Agreement;

          (d) The result of the examination and audit performed by the Purchaser pursuant to Section 5 hereof shall be satisfactory to the Purchaser in its sole determination;

          (e) All other terms and conditions of this Agreement required to be complied with on or before such Closing Date shall have been complied with and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after such Closing Date; and

          (f) The Purchaser shall have received from the Custodian a Trust Receipt (as defined in the Custody Agreement) for the Mortgage File related to each Mortgage Loan to be sold on such Closing Date.

          SECTION 10  Closing Documents.  The "Closing Documents" for the
                      -----------------
Mortgage Loans to be sold on any Closing Date shall consist of the following:

          (a) If such Closing Date is the initial Closing Date, this Agreement duly executed by the Purchaser and the Seller;

          (b) With respect to each Mortgage Loan Package sold on such Closing Date, an Assignment and Conveyance from the Seller to the Purchaser or its designee, substantially in the form of Exhibit 8 annexed hereto, dated such Closing Date, with a copy of the related Mortgage Loan Schedule attached thereto;

          (c) An Officers' Certificate of the Seller in the form of Exhibit 2 annexed hereto, dated such Closing Date, and attached thereto resolutions of the board of directors of the Seller, in a form substantially similar to Exhibit 3 annexed hereto, together with copies of the documents governing the Seller's organization and a certificate of good standing of the Seller;

          (d) On the initial Closing Date and on each subsequent Closing Date on which the Purchaser requests such opinion due to the Purchaser's reasonable determination that the Seller's condition may have changed prior to the initial Closing Date, a written opinion of counsel for the Seller reasonably satisfactory to the Purchaser, substantially in the form of
     Exhibit 4 annexed hereto, dated such Closing Date;

          (e) With respect to each Mortgage Loan Package sold on such Closing Date, a cross-receipt dated such Closing Date, substantially in the form of
     Exhibit 7 annexed hereto, duly executed by the Seller and the Purchaser;
     and

          (f) Such other documents as the Purchaser may reasonably request.

          SECTION 11.  Information to be Provided by the Seller.  As an
                       ----------------------------------------
inducement to the Purchaser to purchase the Mortgage Loans to be included in any Mortgage Loan Package, the Seller agrees to cooperate and use its best efforts to (i) take such actions as are reasonably required by the Initial Purchaser in connection with each Whole Loan Transfer and Pass-Through Transfer by the Initial Purchaser and (ii) assist in the preparation by the Initial Purchaser of any related prospectus, private placement memorandum or other document containing information with respect to the Seller or one or more of such Mortgage Loans (each such document, an "Offering Circular"), including any document used in connection with the sale of a Mortgage Loan as part of any Whole Loan Transfer by the Initial Purchaser and any document pursuant to which the Certificates that are issued as part of any Pass-Through Transfer by the Initial Purchaser will be offered to investors.

          The Seller agrees to provide the Initial Purchaser with any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, and shall provide to the Initial Purchaser such additional representations, warranties, covenants, opinions of counsel, including, without limitation, true sale and perfection opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as may reasonably be believed to be necessary by the Initial Purchaser and reasonably acceptable to the Initial Purchaser in order to effect
(i) the issuance of the Certificates related to any Pass-Through Transfer by the Initial Purchaser, the class of senior Certificates of which shall bear a rating no lower than in the highest rating category of one or more nationally recognized statistical rating agencies, or (ii) any Whole Loan Transfer by the Initial Purchaser. Without limiting the generality of the Seller's agreements in the foregoing sentence, such additional representations and warranties shall be made as of the "cut-off date", as such term is defined in the agreement or agreements pursuant to which the Mortgage Loans related to any Whole Loan Transfer or Pass-Through Transfer by the Initial Purchaser are transferred, except for those representations and warranties which shall be made as of the closing date relating to any Whole Loan Transfer or Pass-Through

Transfer by the Initial Purchaser or as of any other date between such "cut-off date" and such closing date, and shall include for each such Mortgage Loan a restatement of all representations and warranties made in Section 6 of this Agreement as of the related "cut-off date" or closing date of the Whole Loan Transfer or Pass-Through Transfer or any date between such dates, as applicable, and the Initial Purchaser shall have the right to direct the Seller to make statistical pool representations and warranties with respect to the information listed on the Mortgage Loan Schedule, except that the representations and warranties with respect to mortgage pool statistics (including those on the Mortgage Loan Schedule) may be modified to accurately reflect the actual mortgage pool statistics of such Mortgage Loans as of such "cut-off date", closing date or intervening date to the extent such mortgage pool statistics change as a result of payments or defaults on such Mortgage Loans or a repurchase of any such Mortgage Loan by the Seller. As to each Whole Loan Transfer by the Initial Purchaser, the information to be supplied shall be that which is customary for similar transactions, and as to each Pass-Through Transfer by the Initial Purchaser, the information to be supplied shall be that which is customary for public or private, rated transactions for the issuance of mortgage pass-through certificates and that which is substantially similar to information previously provided by the Seller with respect to other issuances of mortgage pass-through certificates. The Purchaser and Seller acknowledge that the assignment related to any Whole Loan Transfer by the Initial Purchaser may, and the issue and sale of the Certificates related to any Pass-Through Transfer by the Initial Purchaser will, require the disclosure of the Seller's underwriting criteria, loss and delinquency experience and the characteristics of the related Mortgage Loans as all or a portion of a pool of such Mortgage Loans by the Seller as part of one or more Offering Circulars or similar disclosure documents.

          The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement and in connection with any Whole Loan Transfer or Pass-Through Transfer by the Initial Purchaser.

          SECTION 12.  Indemnification.  (a)  The Seller agrees to indemnify and
                       ---------------
hold harmless the Initial Purchaser, DLJ Mortgage Acceptance Corp. (the "Depositor") and Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), their respective officers and directors, and each person, if any, who controls the Initial Purchaser, the Depositor or DLJSC within the meaning of either
Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), or
Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Circular, or any omission or alleged omission to state in any Offering Circular a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any such untrue statement or omission or alleged untrue statement or alleged omission made in any amendment of or supplement to any Offering Circular, or elsewhere in reliance upon any information furnished to the Initial Purchaser by the Seller or approved by the Seller, or upon a defective document or a breach or alleged breach of the representations, warranties, covenants or agreements of the Seller as set forth in this Agreement, in any exhibit hereto or in any Assignment and Conveyance or as set forth in any documents, instruments or agreements of the Seller required to be delivered in connection with any Whole Loan Transfer or Pass-Through Transfer by the Initial Purchaser as described in
Section 11 of this Agreement (collectively, the "Seller's Information"), it being acknowledged that all statements set forth in any Offering Circular under the captions "Description of the Mortgage Pool" and "The Seller" or elsewhere in such Offering Circular with respect to the subjects discussed under such captions will be made in reliance upon information furnished or approved by the Seller and it being further acknowledged that the "Seller's Information" shall not include the information set forth in any Offering Circular under the captions "The Seller--Loan Delinquency, Forbearance, Foreclosure, Bankruptcy and REO Property Status" and "REO Property Liquidation Experience" (or, if any such captions do not appear in an Offering Circular, under captions containing information of like character to information contained under similar captions in other offering circulars relating to mortgage loans originated or acquired by the Seller) or elsewhere in such Offering Circular with respect to the subjects discussed under such captions. Coincident with the printing of any Offering Circular, the Seller shall deliver to the Initial Purchaser or an affiliate thereof a letter signed by an authorized officer of the Seller stating that the Seller has approved such Seller's Information. The Seller acknowledges that the Initial Purchaser, the Depositor and DLJSC will enter into one or more mortgage loan purchase agreements, underwriting agreements or placement agreements in reliance upon this indemnity agreement of the Seller. This indemnity agreement shall be in addition to any liability which the Seller may otherwise have.

          (b) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 12(a) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. Unless it shall assume the defense of any proceeding, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

          (c) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under Section 12(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

          (d) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 12(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the considerations referred to in Section 12(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 12 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 12, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The indemnity and contribution agreements contained in this
Section 12 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Initial Purchaser, the Depositor or DLJSC or any person controlling the Initial Purchaser, the Depositor or DLJSC or by or on behalf of the Seller and their respective directors or officers or any person controlling the Seller, and (iii) acceptance of and payment for any of the Mortgage Loans or the Certificates as part of or in connection with any Whole Loan Transfer or Pass-Through Transfer by the Initial Purchaser.

          SECTION 13.  Costs.  The Seller shall pay directly all of its own
                       -----
expenses, including out-of-pocket expenses, the expenses of the preparation and recording of assignments of Mortgage pursuant to Section 3 hereof and the delivery of documents required pursuant to Section 3 hereof to the Custodian or its designee, fees for title policy endorsements and continuations, and its attorney fees.

          SECTION 14.  Servicing.  Each of the Mortgage Loans included in any
                       ---------
Mortgage Loan Package shall be serviced by a servicer acceptable to the Purchaser (the "Servicer") pursuant to a Servicing Agreement identified in the related Assignment and Conveyance, the "Servicing Agreement"), among the related Servicer, the Purchaser, the Seller and the Custodian thereunder, if applicable, until the Servicing Agreement is terminated as to such Mortgage Loan. The Seller hereby represents to the Purchaser as of each Closing Date that the Mortgage Loans sold on such Closing Date are serviced by the related Servicer pursuant to the related Servicing Agreement and are not subject to servicing agreements with third parties, and it is understood and agreed between the Seller and the Purchaser that such Mortgage Loans are to be delivered free and clear of any servicing agreements with third party servicers.

          SECTION 15.  Notices.  All demands, notices and communications
                       -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, return receipt requested, to the following addresses: if to the Purchaser, addressed to the Purchaser at 277 Park Avenue, New York, New York 10172, Attention: Paul Najarian, or to such other address as the Purchaser may designate in writing to the Seller; or if to the Seller, addressed to the Seller at 1063 McGaw Avenue, Irvine, California, 92614-5532, Attention: President, or to such other addresses as the Seller may designate in writing to the Purchaser.

          SECTION 16.  Severability of Provisions.  Any part, provision,
                       --------------------------
representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unen forceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 17.  Survival; Third Party Beneficiary.  The Seller and the
                       ---------------------------------
Purchaser agree that the representations, warranties and agreements made herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by such party or on such party's behalf, and that the representations, warranties and agreements made by the Seller and the Purchaser herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans. The parties hereto agree that the Depositor and DLJSC are intended third party beneficiaries of Section 12 hereof, and that the Depositor and DLJSC may enforce such provision to the same extent as if the Depositor and DLJSC were parties to this Agreement.

          SECTION 18.  Governing Law.  This Agreement is to be governed by, and
                       -------------
construed in accordance with, the laws of the State of California.

          SECTION 19.  Successors and Assigns.  The rights and obligations of
                       ----------------------
the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser. The Purchaser has the right to assign its interest under this Agreement (except, in the case of any such transfer by the Initial Purchaser to an unaffiliated party, its rights under Section 11 and its rights to indemnification and notice) with respect to any Mortgage Loan, in whole or in part, to any person as may be required to effect any Whole Loan Transfer or Pass-Through Transfer, by written notice to the Seller, without the consent of Seller, and the related assignee shall thereupon succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

          SECTION 20.  Waivers.  Neither this Agreement nor any term hereof may
                       -------
be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          SECTION 21.  Headings.  The headings in this Agreement are for
                       --------
purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          SECTION 22.  Intention of the Parties.  It is the express intent of
                       ------------------------
the parties hereto that the conveyance of the Mortgage Loans sold by the Seller to the Purchaser as provided in Section 3 hereof be, and be construed as, a sale of such Mortgage Loans by the Seller to the Purchaser and not as a pledge of such Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the aforementioned intent of the parties, any such Mortgage Loans are held to be property of the Seller, then (a) it is the express intent of the parties that such conveyance be deemed a pledge of such Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller and (b) (1) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (2) the conveyance provided for in Section 3 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in or lien on all of the Seller's right, title and interest in and to such Mortgage Loans and all amounts payable to the holders of such Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (3) the possession by the Purchaser or its agent of mortgage notes, the related mortgages and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to
Section 9-305 of the applicable Uniform Commercial Code; and (4) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgment, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest or lien under applicable law. Any assignment of the interest of the Purchaser pursuant to Section 2 hereof shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in or lien on any of the Mortgage Loans sold to the Purchaser, such security interest or lien would be deemed to be a perfected security interest or lien of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

          SECTION 23.  Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one legal instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

          SECTION 24.  Further Assurances.  The Seller and the Purchaser each
                       ------------------
agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                    DLJ MORTGAGE CAPITAL, INC.



                                    By: ____________________________________
                                    Name:
                                    Title:



                                    BNC MORTGAGE, INC.



                                    By: ____________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT 1


                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT 2


                             OFFICERS' CERTIFICATE

     I, __________________, hereby certify that I am a duly elected ________________ of BNC Mortgage, Inc. (the "Seller"), a corporation organized under the laws of the State of ___________, that I have made such reasonable investigation as I have deemed necessary to deliver this Officers' Certificate, including discussions with responsible officers of the Seller and further certify to the best of my knowledge as follows:

          1. Attached hereto is a true and correct copy of the Articles of Incorporation and By-laws of the Seller, all of which are in full force and effect on the date hereof. Attached hereto is a Certificate of Good Standing, dated _______________________, 199___. No event has occurred since _________________, 199___ which has affected the good standing of the Seller under the laws of the State of _________.

          2. Except as have been previously discussed in writing by the Seller, there are no actions, suits or proceedings pending or threatened against or affecting the Seller which if adversely determined, individually or in the aggregate, would materially adversely affect the Seller's obligations under
     (a) the Master Mortgage Loan Purchase Agreement (the "Master Mortgage Loan Purchase Agreement") dated as of March __, 1998 between the Seller and DLJ Mortgage Capital, Inc. ("DLJMC"), (b) the Confirmation Letter[s] dated ____________, 199__ (the "Confirmation Letter[s]") between the Seller and DLJMC, (c) the Servicing Agreement dated as of ___________ _______________________________ (as amended, the "Servicing Agreement")
     among the Seller, DLJMC, _________________ and Bankers Trust Company (the "Custodian"), (d) the Custody Agreement dated as of ________ ___, 199__ (as amended, the "Custody Agreement") among the Seller, DLJMC and the Custodian, and (e) the Assignment and Conveyance, dated ______________, 199_. The Master Mortgage Loan Purchase Agreement, the Confirmation Letter[s], the Servicing Agreement, the Custody Agreement and the Assignment and Conveyance are collectively referred to herein as the "Agreements."

          3. Each person who, as an officer or representative of the Seller, signed any of the Agreements or any other document delivered prior hereto or on the date hereof in connection with the transactions described in the Agreements was, at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents are their genuine signatures.

          4. Each of the Mortgage Loans to be sold on the date hereof was originated or acquired (1) by the Seller either directly or indirectly through loan brokers or a correspondent lender specifically approved by the Seller and DLJMC, such that (a) the Mortgage Loan was originated in conformity with the Seller's underwriting guidelines, (b) DLJMC approved the Mortgage Loan either prior to or after the funding thereof, and (c) the Seller funded the Mortgage Loan on the date of origination thereof with its own funds or with funds obtained by it or, in the case of a Mortgage Loan originated by a correspondent lender approved by the Seller and DLJMC, the Mortgage Loan was approved by the Seller prior to origination and was purchased by the Seller from such correspondent lender within 30 days of the date of origination pursuant to a mandatory purchase commitment in effect at origination, (2) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority or (3) by a mortgagee approved by the Secretary of the Department of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended.

          5. All of the Seller's representations and warranties contained in the Agreements are true and correct in all material respects as of the respective dates thereof and are true and correct in all material respects as of the date hereof (except with respect to the representations and warranties in the Master Mortgage Loan Purchase Agreement related to the Mortgage Loans sold on any Closing Date prior to the date hereof, as to which no representation or warranty is made as of the date hereof), and no event of default in the performance of any of the Seller's covenants or agreements under the Agreements has occurred and is continuing, nor has an event occurred which with the passage of time or notice or both would become such event of default.

          6. With respect to its transfer of the Mortgage Loans to be sold on the date hereof and the transactions contemplated by the Agreements, the Seller has complied in all material respects with all the agreements by which it is bound and has satisfied in all material respects all the conditions on its part to be performed or satisfied prior to the date hereof other than those which have been waived pursuant to the terms of the Agreements.

          7. Attached hereto is a certified true copy of the resolutions of the Board of Directors of the Seller which authorize the sale of the Mortgage Loans to be sold on the date hereof, and the same are in full force and effect and have not been revoked, repealed or amended.

          8. The representations and warranties contained in Exhibit 6 to the Master Mortgage Loan Purchase Agreement and in each Assignment and Conveyance dated the date hereof are true and correct with respect to the Mortgage Loans to be sold on the date hereof.

          9. Any necessary consents, approvals, authorizations or orders of any court or governmental agency or body, which are required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Agreements, the sale of the Mortgage Loans to be sold on the date hereof as evidenced by the Agreements, or the consummation of the transactions contemplated by the Agreements, have been obtained. The Agreements and all related agreements have been authorized by the Board of Directors of the Seller, such authorization being reflected in the minutes of that Board and shall be maintained from the date of their execution as records of the Seller. The Agreements and all related agreements are and shall be from the time of their execution official records of the Seller.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Master Mortgage Loan Purchase Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:  ____________, 199__


                                    BNC MORTGAGE, INC.





     I, ________________________, [Assistant] Secretary of BNC Mortgage, Inc., hereby certify that _________________ is a duly elected, qualified and acting ____________ of the Seller and that the signature appearing above is such person's genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  ____________, 199__


                                    ________________________
                                    BNC MORTGAGE, INC.

                                                                       EXHIBIT 3


                              FORM OF RESOLUTIONS

                 [To be supplied by _________________________]

                                                                       EXHIBIT 4


                FORM OF OPINION LETTER OF COUNSEL TO THE SELLER

                        [To be supplied by ___________]

                                                                       EXHIBIT 5


                          FORM OF CONFIRMATION LETTER


                         [Letterhead of the Purchaser]



                                    ____________, 199__

_________________________
_________________________
_________________________


          Re:  Master Mortgage Loan Purchase Agreement between
               DLJ Mortgage Capital, Inc. and BNC Mortgage, Inc.


Ladies and Gentlemen:

          Reference is made to the Master Mortgage Loan Purchase Agreement dated as of March __, 1998 (the "Agreement") between DLJ Mortgage Capital, Inc. (the "Purchaser") and BNC Mortgage, Inc. (the "Seller"). Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Agreement.

          The Purchaser hereby confirms its agreement to purchase, and the Seller hereby acknowledges its agreement to sell, pursuant to the Agreement, [Fixed Rate Mortgage Loans having an original term to maturity from the due date of the first monthly payment of [15/30] years] [Adjustable Rate Mortgage Loans that have __________________ as the Index, that have a fixed initial interest rate period equal to approximately [___ year[s]/six months]] and that are [not] subject to negative amortization. The Mortgage Loans shall be sold on an [actual/actual][scheduled/scheduled/scheduled] basis. The [Seller][Purchaser] shall be entitled to retain any late payment charges and prepayment charges on the Mortgage Loans. The Cut-off Date for such Mortgage Loans shall be ____________, 199__ and the Closing Date for such Mortgage Loans shall be
____________, 199__. The aggregate outstanding principal balance of such Mortgage Loans, as of the close of business on the related Cut-off Date, shall be $_________. The purchase price for such Mortgage Loans shall be equal to _____% of such principal balance, together with interest accrued on such principal balance at a per annum rate equal to _____% from the related [Cut-off Date] [paid through date] to but not including the related Closing Date[; provided that, the Purchaser shall not pay more than 60 days accrued interest with respect to any Mortgage Loan].

          If the foregoing accurately reflects our agreement with respect to the matters specified above, please have a copy of this letter signed by an authorized representative and return such copy to the Purchaser at the address for notices provided in the Agreement.


                                    DLJ MORTGAGE CAPITAL, INC.



                                    By: _______________________________
                                    Name:
                                    Title:



Acknowledged and agreed:

BNC MORTGAGE, INC.



By: ____________________________
Name:
Title:

                                                                       EXHIBIT 6

                     SELLER REPRESENTATIONS AND WARRANTIES

     Representations and Warranties.  Pursuant to Section 6 and Section 11 of
     ------------------------------
the Master Mortgage Loan Purchase Agreement, the Seller has made or will make certain representations and warranties to the Purchaser. The Seller shall confirm such representations and warranties and in connection therewith shall deliver an Officers' Certificate on each Closing Date and, pursuant to Section 11 of the Master Mortgage Loan Purchase Agreement, on the closing date of each Whole Loan Transfer and Pass-Through Transfer by the Initial Purchaser, reaffirming such representations and warranties as of such dates. The following representations and the representations required pursuant to Section 11 of the Master Mortgage Loan Purchase Agreement also may be, as part of any Whole Loan Transfer or Pass-Through Transfer, assigned by the Purchaser, together with the related repurchase rights specified in the Master Mortgage Loan Purchase Agreement. All capitalized terms used herein and not otherwise defined in the Master Mortgage Loan Purchase Agreement shall have the meanings assigned in the Finance Facility.

     The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, that as of the related Closing Date or as of such other date specifically provided herein:

          (i) The information set forth on the related Mortgage Loan Schedule with respect to each Mortgage Loan is true and correct in all material respects as of the related Closing Date, and each of the representations and warranties contained in the Assignment and Conveyance related to such Mortgage Loan
Schedule is true and correct in all material respects with respect to the Mortgage Loans identified therein;

          (ii) Each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (1) the lien of nondelinquent current real property taxes and assessments, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (3) other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

          (iii) Immediately prior to the delivery of the Mortgage Loan to the Purchaser, the Seller had good title to, and was the sole owner of, such Mortgage Loan free and clear of any mortgage, pledge, lien, security interest, charge or other encumbrance (other than any junior lien on the Mortgaged Property encumbered by the related Mortgage) and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan pursuant to this Agreement;

          (iv) There was no delinquent tax or assessment lien against any Mortgaged Property at the time of the origination of the related Mortgage Loan;

          (v) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note, and any applicable right of rescission has expired as of the related Closing Date;

          (vi) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property that are or may be a lien prior to, or equal with, the lien of such Mortgage, except those that are insured against by the title insurance policy referred to in clause (x) below;

          (vii) Each Mortgaged Property is free of material damage and is in at least adequate repair;

          (viii) Each Mortgage Loan at origination complied in all respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws;

          (ix) At the related Closing Date, neither the Seller nor any prior holder of any Mortgage has, except as the Mortgage File may reflect, (1) modified the Mortgage in any material respect, (2) satisfied, canceled or subordinated such Mortgage in whole or in part, (3) released the related Mortgaged Property in whole or in part from the lien of such Mortgage or (4) executed any instrument of release, cancellation, modification or satisfaction with respect thereto;

          (x) A lender's policy of title insurance or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect and each such policy was issued by a title insurer acceptable to the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") and in a form acceptable to FNMA or FHLMC;

          (xi) Each Mortgage Loan was originated or acquired (1) by the Seller either directly or indirectly through loan brokers or a correspondent lender specifically approved by the Seller and the Purchaser, such that (a) the Mortgage Loan was originated in conformity with the Seller's underwriting guidelines, (b) the Purchaser approved the Mortgage Loan either prior to or after the funding thereof and (c) the Seller funded the Mortgage Loan on the date of origination thereof with its own funds or with funds obtained by it or, in the case of a Mortgage Loan originated by a correspondent lender approved by the Seller and the Purchaser, the Mortgage Loan was approved by the Seller prior to origination and was purchased by the Seller from such correspondent lender within 30 days of the date of origination pursuant to a mandatory purchase commitment in effect at origination, (2) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority or
(3) by a mortgagee approved by the Secretary of

Department of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, as amended;

          (xii) All of the improvements that were included for the purpose of determining the appraised value of the Mortgaged Property are insured to lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property, unless, in either case, an agreement permitting such encroachment is recorded in the applicable real property records and such agreement was taken into account in conducting the appraisal of the Mortgaged Property;

          (xiii) No portion of any improvement considered in determining the related appraised value located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to the use and occupancy of the Mortgaged Property, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (xiv) All parties that have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are, or, during the period in which they held and disposed of such interest, were (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(a) organized under the laws of such state, (b) qualified to do business in such state, (c) federal savings associations or national banks having principal offices in such state or (d) not doing business in such state;

          (xv) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed and delivered by such parties;

          (xvi) The proceeds of the Mortgage Loan have been fully disbursed by the Seller, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make monthly payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

          (xvii) The related Mortgage contains customary and enforceable provisions that render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

          (xviii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the holder of the Mortgage Loan to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xix)   Each Mortgaged Property is suitable for year-round occupancy;

          (xx) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due with respect to the Mortgage Loan (other than origination points and fees) have been capitalized under the Mortgage or the related Mortgage Note;

          (xxi) The origination practices used by the Seller with respect to each Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination business;

          (xxii) There is no pledged account or other security other than real estate securing the Mortgagor's obligations;

          (xxiii) No Mortgage Loan has a shared appreciation feature or other contingent interest feature;

          (xxiv) No Mortgage Loan is subject to any temporary buydown provisions;

          (xxv) With respect to each Mortgage Loan in which the Mortgagor has a leasehold interest in the related Mortgaged Property:

                  (a) The leasehold was created by direct lease of the freehold estate, and the ground lease or memorandum thereof has been recorded and by its terms permits the leasehold estate to be mortgaged. The ground lease grants any leasehold mortgagee standard protection necessary to protect the security of a leasehold mortgagee, including the right of the leasehold mortgagee to receive notice of the lessee's default under the ground lease, the right of the leasehold mortgagee, with adequate time, to cure such default, and, in the case of incurable defaults of the lessee, the right of the leasehold mortgagee to enter into a new ground lease with the lessor on terms financially identical and otherwise substantially identical to the existing ground lease;

                  (b) The ground lease was at the origination of the Mortgage
              Loan and, to the best of the Seller's knowledge is, in full force and effect without any outstanding defaults, and was at the origination of the Mortgage Loan and, to the best of Seller's knowledge is, not subject to liens and encumbrances;

                  (c) The ground lease shall be automatically renewable for at least thirty (30) years or at least ten (10) years beyond the scheduled date for the final payment on the Mortgage Loan; and

                  (d) The fee estate of the lessor under the ground lease is encumbered by the ground lease, and any lien of any present or future fee mortgagee is and will be subject to and subordinate to the ground lease. The foreclosure of the fee mortgage will not terminate the leasehold estate or the rights of the sub-tenants, and the fee mortgage is subject to the ground lease;

          (xxvi) Pursuant to the terms of the related Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of FNMA and FHLMC. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy is in effect which policy conforms to the requirements of FNMA and FHLMC;

          (xxvii) An appraisal of each Mortgaged Property is on a form approved by FNMA or FHLMC with such riders as have been approved by FNMA or FHLMC, as the case may be, and each appraiser meets the minimum qualifications of FNMA or FHLMC for appraisers;

          (xxviii) The Seller has not provided financing on any Mortgaged Property that is subordinate to the lien of the related Mortgage Loan;

          (xxix)   Each Mortgage Loan contains a customary "due-on-sale" clause;

          (xxx) Except for the criteria for eligible Mortgagors set forth in the Seller's underwriting guidelines, the Seller knows of nothing involving any Mortgage File, Mortgaged Property or Mortgagor's credit standing that could reasonably be expected (1) to cause private institutional investors to regard the Mortgage Loan as an unacceptable investment, (2) to cause the Mortgage Loan to become delinquent or (3) to affect adversely the value or marketability of the Mortgage Loan;

          (xxxi) There are no condemnation proceedings pending with respect to any Mortgaged Property, and no Mortgaged Property has been condemned either in whole or in part;

          (xxxii) Except as identified on the Assignment and Conveyance, none of such Mortgage Loans will have been thirty or more days delinquent more than once during the twelve months preceding the date hereof;

          (xxxiii) All of the Mortgage Loans were originated or acquired under the Seller's "regular lending program"; and

          (xxxiv) The Mortgage Loans identified on the Mortgage Loan Schedule attached hereto were not selected for inclusion therein from the Seller's portfolio of mortgage loans originated under its "regular lending program" on any basis which would have a material adverse affect on the Purchaser.

                                                                       EXHIBIT 7

                             FORM OF CROSS-RECEIPT



                                                             ____________, 199__


     Reference is made to the Master Mortgage Loan Purchase Agreement dated _________, 199_ (the "Master Mortgage Loan Purchase Agreement") between DLJ Mortgage Capital, Inc. (the "Company") and BNC Mortgage, Inc. (the "Seller") and the Confirmation Letter dated ____________, 199__ (the "Confirmation Letter") between the Seller and the Company, relating to the purchase and sale of the Mortgage Loans identified on the related Mortgage Loan Schedule. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Master Mortgage Loan Purchase Agreement.


          (i) The Company hereby acknowledges receipt of the Mortgage Loans identified on such Mortgage Loan Schedule.


                                    DLJ MORTGAGE CAPITAL, INC.



                                    By: _______________________________________
                                    Name:
                                    Title:


          (ii) BNC Mortgage, Inc. hereby acknowledges receipt from the Company of funds in the amount specified in the Confirmation Letter.


                                    BNC MORTGAGE, INC.



                                    By: _______________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT 8

                       FORM OF ASSIGNMENT AND CONVEYANCE

     On this ___ day of _________, 199__, BNC Mortgage, Inc. (the "Seller"), as the seller under that certain Master Mortgage Loan Purchase Agreement dated ___________, 199_ (the "Agreement"), between the Seller and DLJ Mortgage Capital, Inc. (the "Purchaser"), does hereby sell, transfer, assign, set over and convey to Purchaser, as the purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule attached hereto, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. The Seller has delivered the documents for each such Mortgage Loan in accordance with Section 3 of the Agreement. The ownership of the Mortgage Note and Mortgage related to each such Mortgage Loan, and the contents of the related Mortgage File, shall be vested in the Purchaser and the ownership of all records and documents with respect to each such Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and, to the extent retained by the Seller, shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in a custodial capacity only.

     The Seller confirms to the Purchaser that the representations and warranties set forth in Section 6 and Section 11 of the Agreement and in Exhibit 6 to the Agreement are true and correct in all respects as of the date hereof with respect to the Seller and the Mortgage Loans identified on the Mortgage Loan Schedule attached hereto, and that all statements made in the Officers' Certificate of the Seller dated the date hereof and all attachments thereto are true and correct in all respects as of the date hereof, and the Seller makes the following additional representations and warranties to the Purchaser:

          (a) The Mortgage Loans are serviced by _________ and __________, pursuant to Servicing Agreement, dated as of __________ (as amended, the "Servicing Agreement"), among the Seller, the Initial Purchaser, ______________ and ________________________.

          (b) [Identify loan characteristics regarding fixed vs. adjustable rate loans, graduated payment and negative amortization characteristics, index and margin for adjustable rate loans, amortization schedule for mortgage loans].

          (c) The Mortgage Loans shall be sold on an [actual/actual] [scheduled/scheduled] basis.

          (d) The [Seller][Purchaser] shall be entitled to retain any late payment charges and prepayment charges on the Mortgage Loans.

          [(e) When measured by unpaid principal balance, no more than __% of the Mortgage Loans [, which are [specify Mortgage Loan type and underwriting program if different from balance of Mortgage Loan Package]] have been thirty or more days delinquent more than once during the preceding twelve months.]

          (f) No more than approximately ___% of the Mortgage Loans identified on the Mortgage Loan Schedule attached hereto, by outstanding principal balance as of the related Cut-off Date, have Mortgaged Properties that are located in any one zip code area, and no more than approximately ___% of such Mortgage Loans, by outstanding principal balance as of such Cut-off Date, have Mortgaged Properties that are located in any one zip code area in the State of California.

          (g) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of __%. No Mortgage Loan had a combined Loan-to-Value Ratio at origination, including any second deed of trust subordinated to the lien of the Mortgage, in excess of 90%.

     The Seller shall confirm the foregoing representations and warranties, pursuant to Section 11 of the Agreement, on the closing date of each Whole Loan Transfer and Pass-Through Transfer of any of the related Mortgage Loans by the Initial Purchaser and, in connection therewith, shall deliver an Officers' Certificate on such date, reaffirming the foregoing representations and warranties as of such date with respect to such Mortgage Loans (with such modifications as are permitted by such section) and providing the repurchase rights specified in the Agreement in respect of the representations and warranties made as of such date. The foregoing representations and warranties and the representations and warranties required pursuant to Section 11 of the Agreement may be, as part of any Whole Loan Transfer or Pass-Through Transfer, assigned by the Purchaser together with the related repurchase rights specified in the Agreement and such Officers' Certificate.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

     IN WITNESS WHEREOF, the Seller has caused this instrument to be signed by its officer thereunto duly authorized as of the date first above written.



                                    BNC MORTGAGE, INC.



                                    By: _________________________________
                                    Name:
                                    Title: